Exhibit 99.1

Index to Condensed Consolidated Financial Statements

Genworth Financial Mortgage Insurance Pty Limited

Page
Financial Statements:

Condensed Consolidated Statements of Income for the three and nine months ended September 30, 2011 and 2010 (Unaudited)	2
Condensed Consolidated Balance Sheets as of September 30, 2011 (Unaudited) and December 31, 2010	3
Condensed Consolidated Statements of Changes in Stockholders’ Equity for the nine months ended September 30, 2011 and 2010 (Unaudited)	4
Condensed Consolidated Statements of Cash Flows for the nine months ended September 30, 2011 and 2010 (Unaudited)	5

Genworth Financial Mortgage Insurance Pty Limited

Condensed Consolidated Statements of Income

(U.S. dollar amounts in thousands)

(Unaudited)

The unaudited interim financial information has not been reviewed by an independent registered public accounting firm.

	Three months ended September 30,		Nine months ended September 30,
	2011	2010	2011	2010
Revenues:
Net premiums	$101,563	$74,365	$287,711	$240,405
Net investment income	48,965	37,532	137,582	112,301
Net investment gains (losses)	24,291	231	25,571	505
Other income	1,430	718	3,192	1,578

Total revenues	176,249	112,846	454,056	354,789

Losses and expenses:
Net losses and loss adjustment expenses	50,269	29,272	139,453	101,954
Acquisition and operating expenses, net of deferrals	15,592	16,236	48,780	46,637
Amortization of deferred acquisition costs and intangibles	12,369	8,613	35,256	27,069
Interest expense	3,882	—	3,882	—

Total losses and expenses	82,112	54,121	227,371	175,660

Income before income taxes	94,137	58,725	226,685	179,129
Provision for income taxes	44,209	18,711	85,579	56,521

Net income	$49,928	$40,014	$141,106	$122,608

Supplemental disclosures:
Total other-than-temporary impairments	$—	$—	$—	$—
Portion of other-than-temporary impairments included in other comprehensive income (loss)	—	—	—	—

Net other-than-temporary impairments	—	—	—	—
Other investment gains (losses)	24,291	231	25,571	505

Total net investment gains (losses)	$24,291	$231	$25,571	$505

See Notes to Condensed Consolidated Financial Statements

Genworth Financial Mortgage Insurance Pty Limited

Condensed Consolidated Balance Sheets

(U.S. dollar amounts in thousands, except share amounts)

The unaudited interim financial information has not been reviewed by an independent registered public accounting firm.

	September 30, 2011	December 31, 2010
	(unaudited)
Assets
Investments:
Fixed maturity securities available-for-sale, at fair value	$2,366,492	$2,839,007
Short-term investments	63,186	6,639

Total investments	2,429,678	2,845,646

Cash and cash equivalents	894,186	272,092
Accrued investment income	40,816	40,579
Prepaid reinsurance premiums	334	574
Deferred acquisition costs	104,561	107,355
Goodwill	7,274	7,678
Related party receivables	8,027	8,473
Other assets	70,819	28,753

Total assets	$3,555,695	$3,311,150

Liabilities and stockholders’ equity
Liabilities:
Reserve for losses and loss adjustment expenses	$247,221	$205,933
Unearned premiums	983,755	1,092,252
Net deferred tax liability	24,971	7,010
Related party payables	110,737	76,984
Long-term borrowings	135,954	—
Other liabilities and accrued expenses	82,499	47,964

Total liabilities	1,585,137	1,430,143

Stockholders’ equity:
Ordinary shares – No par value; 1,401,558,880 shares authorized and issued as of September 30, 2011 and December 31, 2010	—	—
Additional paid-in capital	627,550	621,929

Accumulated other comprehensive income (loss):
Net unrealized investment gains (losses):
Net unrealized gains (losses) on securities not other-than-temporarily impaired	51,034	(5,270)
Net unrealized gains (losses) on other-than-temporarily impaired securities	—	—

Net unrealized investment gains (losses)	51,034	(5,270)
Foreign currency translation adjustments	369,573	483,053

Total accumulated other comprehensive income (loss)	420,607	477,783
Retained earnings	922,401	781,295

Total stockholders’ equity	1,970,558	1,881,007

Total liabilities and stockholders’ equity	$3,555,695	$3,311,150

See Notes to Condensed Consolidated Financial Statements

Genworth Financial Mortgage Insurance Pty Limited

Condensed Consolidated Statements of Changes in Stockholders’ Equity

(U.S. dollar amounts in thousands)

The unaudited interim financial information has not been reviewed by an independent registered public accounting firm.

	Additional paid-in capital	Accumulated other comprehensive income (loss)	Retained earnings	Total stockholders’ equity
Balances as of December 31, 2010	$621,929	$477,783	$781,295	$1,881,007

Comprehensive income (loss):
Net income	—	—	141,106	141,106
Net unrealized gains on investment securities	—	56,304	—	56,304
Foreign currency translation adjustments	—	(113,480)	—	(113,480)

Total comprehensive income (loss)				83,930
Capital contribution	5,621	—	—	5,621

Balances as of September 30, 2011	$627,550	$420,607	$922,401	$1,970,558

	Additional paid-in capital	Accumulated other comprehensive income (loss)	Retained earnings	Total stockholders’ equity
Balances as of December 31, 2009	$610,149	$252,851	$670,838	$1,533,838

Comprehensive income (loss):
Net income	—	—	122,608	122,608
Net unrealized gains on investment securities	—	15,456	—	15,456
Foreign currency translation adjustments	—	129,001	—	129,001

Total comprehensive income (loss)				267,065
Capital contribution	7,636	—	—	7,636

Balances as of September 30, 2010	$617,785	$397,308	$793,446	$1,808,539

See Notes to Condensed Consolidated Financial Statements

Genworth Financial Mortgage Insurance Pty Limited

Condensed Consolidated Statements of Cash Flows

(U.S. dollar amounts in thousands)

(Unaudited)

The unaudited interim financial information has not been reviewed by an independent registered public accounting firm.

	Nine months ended September 30,
	2011	2010
Cash flows from operating activities:
Net income	$141,106	$122,608
Adjustments to reconcile net income to net cash from operating activities:
Amortization of investment discounts and premiums	(478)	(832)
Net investment (gains) losses	(25,571)	(505)
Acquisition costs deferred	(34,447)	(26,898)
Amortization of deferred acquisition costs and intangibles	35,256	27,069
Deferred income taxes	1,564	(389)
Corporate overhead allocation	12,851	11,635
Change in certain assets and liabilities:
Accrued investment income and other assets	(42,164)	(18,604)
Reserve for losses and loss adjustment expenses	55,284	(24,672)
Unearned premiums	(53,725)	(53,680)
Other liabilities	64,569	16,579

Net cash from operating activities	154,245	52,311

Cash flows from investing activities:
Proceeds from maturities and repayments of fixed maturity securities and short-term investments	1,228,863	782,088
Purchases of fixed maturity securities and short-term investments	(808,339)	(915,705)

Net cash from investing activities	420,524	(133,617)

Cash flows from financing activities:
Proceeds from the issuance of long-term debt	147,617	—

Net cash from financing activities	147,617	—

Effect of exchange rate changes on cash and cash equivalents	(100,292)	15,736

Net change in cash and cash equivalents	622,094	(65,570)

Cash and cash equivalents at beginning of period	272,092	215,278

Cash and cash equivalents at end of period	$894,186	$149,708

See Notes to Condensed Consolidated Financial Statements

Genworth Financial Mortgage Insurance Pty Limited

Notes to Condensed Consolidated Financial Statements

Nine Months Ended September 30, 2011 and 2010

(Unaudited)

(1) Nature of Business, Formation of Genworth Mortgage and Basis of Presentation

Genworth Financial Mortgage Insurance Pty Limited (“Genworth Mortgage” or the “Company” as appropriate) offers mortgage insurance products in Australia and New Zealand and is headquartered in Sydney, Australia. In particular, the Company offers primary mortgage insurance, known as “lenders mortgage insurance,” or LMI, and portfolio credit enhancement policies. The principal product is LMI, which is generally single premium business and provides 100% coverage of the loan amount in the event of a mortgage default. The nature of the Australian economy is that the majority of mortgages are originated through the big four banks; therefore, the Company has a high concentration of business written over mortgages originating through these lenders.

The Company’s condensed consolidated financial statements are unaudited and have been prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) and rules and regulations of the U.S. Securities and Exchange Commission (“SEC”) disclosure requirements for interim financial information. Accordingly, they do not include all of the information and footnotes required by U.S. GAAP for complete consolidated financial statements. These condensed consolidated financial statements include all adjustments considered necessary by management to present a fair statement of the financial position, results of operations and cash flow for the periods presented. The results reported in these condensed consolidated financial statements should not be regarded as necessarily indicative of results that may be expected for the entire year. The condensed consolidated financial statements included herein should be read in conjunction with the audited financial statements and related notes contained in our 2010 year end financial statements on Form 8-K furnished on March 29, 2011.

The Company’s management has determined that the Company has one reportable operating segment, mortgage insurance.

The condensed consolidated financial statements are presented in U.S. dollars. The accompanying financial statements include Genworth Financial Mortgage Indemnity Limited and are prepared on a consolidated basis. All intercompany transactions have been eliminated in the consolidated financial statements.

(2) Accounting Pronouncements

Recently adopted

In September 2011, the Financial Accounting Standards Board (the “FASB”) issued new accounting guidance related to goodwill impairment testing. The new guidance permits the use of a qualitative assessment prior to, and potentially instead of, the two step quantitative goodwill impairment test. The new guidance has a mandatory effective date of January 1, 2012, with early adoption permitted in some cases. We elected to early adopt this new guidance effective on July 1, 2011 in order to apply the new guidance in our annual goodwill impairment testing performed during the third quarter. The adoption of this new accounting guidance did not have an impact on our consolidated financial statements.

On July 1, 2011, we adopted new accounting guidance related to additional disclosures for troubled debt restructurings. The adoption of this new accounting guidance did not have a material impact on our consolidated financial statements.

On January 1, 2011, we adopted new accounting guidance related to goodwill impairment testing when a reporting unit’s carrying value is zero or negative. This guidance did not impact our consolidated financial statements upon adoption, as the reporting unit’s goodwill balance has a positive carrying value.

On January 1, 2011, we adopted new accounting guidance related to additional disclosures about purchases, sales, issuances and settlements in the rollforward of Level 3 fair value measurements. The adoption of this new accounting guidance did not have a material impact on our consolidated financial statements.

Genworth Financial Mortgage Insurance Pty Limited

Notes to Condensed Consolidated Financial Statements

Nine Months Ended September 30, 2011 and 2010

(Unaudited)

Not Yet Adopted

In June 2011, the FASB issued new accounting guidance requiring presentation of the components of net income (loss), the components of other comprehensive income (loss) (“OCI”) and total comprehensive income either in a single continuous statement of comprehensive income (loss) or in two separate but consecutive statements. This new accounting guidance is effective for us on January 1, 2012. We do not expect the adoption of this accounting guidance to have a material impact on our consolidated financial results.

In May 2011, the FASB issued new accounting guidance for fair value measurements. This new accounting guidance clarifies existing fair value measurement requirements and changes certain fair value measurement principles and disclosure requirements that will be effective for us on January 1, 2012. We have not yet determined the impact this accounting guidance will have on our consolidated financial statements.

In April 2011, the FASB issued new accounting guidance for repurchase agreements and other agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The new guidance removes the requirement to consider a transferor’s ability to fulfill its contractual rights from the criteria when determining effective control and is effective, for us, prospectively to any transactions occurring on or after January 1, 2012. We do not expect the adoption of this accounting guidance to have a material impact on our consolidated financial statements.

In October 2010, the FASB issued new accounting guidance related to accounting for costs associated with acquiring or renewing insurance contracts. This new accounting guidance will be effective for us on January 1, 2012. The new guidance is effective prospectively with retrospective adoption allowed. We intend to adopt this new guidance retrospectively. We expect that this new guidance, when adopted, will reduce retained earnings and stockholders’ equity by approximately $50 million, subject to other adjustments. When adopted in 2012, we expect to defer fewer costs and record lower amortization resulting in decreased earnings.

(3) Investments

Net Investment Income

Sources of net investment income were as follows for the periods indicated:

	Three months ended September 30,		Nine months ended September 30,
(U.S. dollar amounts in thousands)	2011	2010	2011	2010
Fixed maturity securities	$40,688	$37,290	$125,883	$110,507
Cash and cash equivalents	9,527	1,395	15,426	5,446

Gross investment income before expenses and fees	50,215	38,685	141,309	115,953
Expenses and fees	(1,250)	(1,153)	(3,727)	(3,652)

Net investment income	$48,965	$37,532	$137,582	$112,301

Genworth Financial Mortgage Insurance Pty Limited

Notes to Condensed Consolidated Financial Statements

Nine Months Ended September 30, 2011 and 2010

(Unaudited)

Net Investment Gains (Losses)

The following table sets forth net investment gains (losses) for the periods indicated:

	Three months ended September 30,		Nine months ended September 30,
(U.S. dollar amounts in thousands)	2011	2010	2011	2010
Available-for-sale investment securities:
Realized gains on sale	$24,291	$231	$25,797	$2,146
Realized losses on sale	—	—	(226)	(1,641)

Net realized gains (losses) on available-for-sale securities	24,291	231	25,571	505
Impairments:
Total other-than-temporary impairments	—	—	—	—
Portion of other-than-temporary impairments included in other comprehensive income (loss)	—	—	—	—

Net other-than-temporary impairments	—	—	—	—

Net investment gains (losses)	$24,291	$231	$25,571	$505

The Company generally intends to hold securities in unrealized loss positions until they recover. However, from time to time, the intent on an individual security may change, based upon market or other unforeseen developments. In such instances, the Company sells securities in the ordinary course of managing its portfolio to meet diversification, credit quality, yield and liquidity requirements. If a loss is recognized from a sale subsequent to a balance sheet date due to these unexpected developments, the loss is recognized in the period in which the intent to hold the securities to recovery no longer exists.

In the three months ended September 30, 2011 and 2010, there were no securities sold at a loss. The aggregate fair value of securities sold at a loss during the nine months ended September 30, 2011 and 2010 was $30 million and $226 million, respectively, which was approximately 99% of book value.

Unrealized Investment Gains and Losses

Net unrealized gains and losses on available-for-sale investment securities reflected as a separate component of accumulated other comprehensive income (loss) were as follows as of the dates indicated:

(U.S. dollar amounts in thousands)	September 30, 2011	December 31, 2010
Net unrealized gains (losses) on available-for-sale investment securities:
Fixed maturity securities	$73,165	$(7,677)
Deferred income taxes	(22,131)	2,407

Net unrealized investment gains (losses)	$51,034	$(5,270)

Genworth Financial Mortgage Insurance Pty Limited

Notes to Condensed Consolidated Financial Statements

Nine Months Ended September 30, 2011 and 2010

(Unaudited)

The change in net unrealized gains (losses) on available-for-sale investment securities reported in accumulated other comprehensive income (loss) was as follows for the three months ended September 30:

(U.S. dollar amounts in thousands)	2011	2010
Beginning balance	$22,189	$27,321
Unrealized gains (losses) arising during the period:
Unrealized gains (losses) on investment securities	66,020	(11,538)
Provision for deferred taxes	(20,171)	3,462

Change in unrealized investment gains (losses)	45,849	(8,076)
Reclassification adjustments to net investment (gains) losses, net of taxes of $7,287 and $69	(17,004)	(162)

Ending balance	$51,034	$19,083

The change in net unrealized gains (losses) on available-for-sale investment securities reported in accumulated other comprehensive income (loss) was as follows for the nine months ended September 30:

(U.S. dollar amounts in thousands)	2011	2010
Beginning balance	$(5,270)	$3,627
Unrealized gains (losses) arising during the period:
Unrealized gains (losses) on investment securities	106,413	22,585
Provision for deferred taxes	(32,209)	(6,776)

Change in unrealized investment gains (losses)	74,204	15,809
Reclassification adjustments to net investment (gains) losses, net of taxes of $7,671 and $152	(17,900)	(353)

Ending balance	$51,034	$19,083

Genworth Financial Mortgage Insurance Pty Limited

Notes to Condensed Consolidated Financial Statements

Nine Months Ended September 30, 2011 and 2010

(Unaudited)

Fixed Maturity Securities

As of September 30, 2011, the amortized cost or cost, gross unrealized gains and losses and fair value of the fixed maturity securities classified as available-for-sale were as follows:

		Gross unrealized gains on securities		Gross unrealized losses on securities
(U.S. dollar amounts in thousands)	Amortized cost or cost	Not other-than- temporarily impaired	Other-than- temporarily impaired	Not other-than- temporarily impaired	Other-than- temporarily impaired	Fair value
Fixed maturity securities:
Government—non-U.S.	$340,763	$12,718	$—	$(602)	$—	$352,879
Corporate—U.S.	44,050	1,921	—	(60)	—	45,911
Corporate—non-U.S.	1,865,302	59,719	—	(4,417)	—	1,920,604
Residential mortgage-backed securities	47,098	—	—	—	—	47,098

Total available-for-sale securities	$2,297,213	$74,358	$—	$(5,079)	$—	$2,366,492

As of December 31, 2010, the amortized cost or cost, gross unrealized gains (losses) and fair value of the fixed maturity securities classified as available-for-sale were as follows:

		Gross unrealized gains on securities		Gross unrealized losses on securities
(U.S. dollar amounts in thousands)	Amortized cost or cost	Not other-than- temporarily impaired	Other-than- temporarily impaired	Not other-than- temporarily impaired	Other-than- temporarily impaired	Fair value
Fixed maturity securities:
Government—non-U.S.	$439,778	$1,943	$—	$(2,589)	$—	$439,132
Corporate—U.S.	35,912	164	—	(234)	—	35,842
Corporate—non-U.S.	2,319,294	13,448	—	(18,424)	—	2,314,318
Residential mortgage-backed securities	49,715	—	—	—	—	49,715

Total available-for-sale securities	$2,844,699	$15,555	$—	$(21,247)	$—	$2,839,007

Genworth Financial Mortgage Insurance Pty Limited

Notes to Condensed Consolidated Financial Statements

Nine Months Ended September 30, 2011 and 2010

(Unaudited)

The following table presents the fair values and gross unrealized losses of investment securities, aggregated by investment type and length of time that individual investment securities have been in a continuous unrealized loss position, as of September 30, 2011:

	Less than 12 months			12 months or more			Total
(U.S. dollar amounts in thousands)	Fair value	Gross unrealized losses	Number of securities	Fair value	Gross unrealized losses	Number of securities	Fair value	Gross unrealized losses	Number of securities
Description of Securities
Fixed maturity securities:
Government—non-U.S.	$46,866	$(599)	3	$403	$(3)	1	$47,269	$(602)	4
Corporate U.S.	468	(11)	1	11,598	(49)	1	12,066	(60)	2
Corporate—non-U.S.	169,705	(1,153)	14	44,643	(3,264)	5	214,348	(4,417)	19

Total for securities in an unrealized loss position	$217,039	$(1,763)	18	$56,644	$(3,316)	7	$273,683	$(5,079)	25

% Below cost—fixed maturity securities:
<20% Below cost	$217,039	$(1,763)	18	$52,985	$(2,200)	6	$270,024	$(3,963)	24
20%-50% Below cost	—	—	—	3,659	(1,116)	1	3,659	(1,116)	1
>50% Below cost	—	—	—	—	—	—	—	—	—

Total for securities in an unrealized loss position	$217,039	$(1,763)	18	$56,644	$(3,316)	7	$273,683	$(5,079)	25

Investment grade	$217,039	$(1,763)	18	$56,644	$(3,316)	7	$273,683	$(5,079)	25
Below investment grade	—	—	—	—	—	—	—	—	—

Total for securities in an unrealized loss position	$217,039	$(1,763)	18	$56,644	$(3,316)	7	$273,683	$(5,079)	25

As indicated in the table above, the securities in a continuous unrealized loss position for less than 12 months were investment grade and less than 20% below cost. These unrealized losses were primarily attributable to credit spreads that have widened since acquisition for corporate securities across various industry sectors, including finance and insurance as well as utilities and energy. For securities that have been in a continuous unrealized loss for less than 12 months, the average fair value percentage below cost was approximately 1% as of September 30, 2011.

Fixed Maturity Securities In A Continuous Unrealized Loss Position For 12 Months Or More

Of the $2.2 million of unrealized losses on fixed maturity securities in a continuous unrealized loss for 12 months or more that were less than 20% below cost, the weighted-average rating was “BBB+” and 100% were investment grade as of September 30, 2011. These unrealized losses were attributable to the widening of credit spreads for these securities since acquisition, primarily associated with corporate securities in the finance and insurance sector. The average fair value percentage below cost for these securities was approximately 4% as of September 30, 2011. One security in the finance and insurance industry has been in a continuous unrealized loss position for 12 months or more and was between 20% to 50% below cost as of September 30, 2011.

We expect our investments in corporate securities will continue to perform in accordance with our conclusions about the amount and timing of estimated cash flows. Although we do not anticipate such events, it is at least reasonably possible that issuers of our investments in corporate securities will perform worse than current expectations. Such events may lead us to recognize potential future write-downs within our portfolio of corporate securities.

Given the current market conditions, including current financial industry events and uncertainty around global economic conditions, the fair value of these securities has declined due to credit spreads that have widened since acquisition. In our examination of these securities, we considered all available evidence, including the issuers’ financial condition and current industry events to develop our conclusion on the amount and timing of cash flows expected to be collected. Based on this evaluation, we determined that the unrealized loss on these securities represented temporary impairments as of September 30, 2011.

Genworth Financial Mortgage Insurance Pty Limited

Notes to Condensed Consolidated Financial Statements

Nine Months Ended September 30, 2011 and 2010

(Unaudited)

The following table presents the fair values and gross unrealized losses of investment securities, aggregated by investment type and length of time that individual investment securities have been in a continuous unrealized loss position, as of December 31, 2010:

	Less than 12 months			12 months or more			Total
(U.S. dollar amounts in thousands)	Fair value	Gross unrealized losses	Number of securities	Fair value	Gross unrealized losses	Number of securities	Fair value	Gross unrealized losses	Number of securities
Description of Securities
Fixed maturity securities:
Government—non-U.S.	$303,464	$(2,589)	18	$—	$—	—	$303,464	$(2,589)	18
Corporate U.S.	8,621	(49)	3	12,105	(185)	1	20,726	(234)	4
Corporate—non-U.S.	1,086,407	(12,172)	71	215,578	(6,252)	17	1,301,985	(18,424)	88

Total for securities in an unrealized loss position	$1,398,492	$(14,810)	92	$227,683	$(6,437)	18	$1,626,175	$(21,247)	110

% Below cost—fixed maturity securities:
<20% Below cost	$1,398,492	$(14,810)	92	$227,683	$(6,437)	18	$1,626,175	$(21,247)	110
20%-50% Below cost	—	—	—	—	—	—	—	—	—
>50% Below cost	—	—	—	—	—	—	—	—	—

Total for securities in an unrealized loss position	$1,398,492	$(14,810)	92	$227,683	$(6,437)	18	$1,626,175	$(21,247)	110

Investment grade	$1,398,492	$(14,810)	92	$227,683	$(6,437)	18	$1,626,175	$(21,247)	110
Below investment grade	—	—	—	—	—	—	—	—	—

Total for securities in an unrealized loss position	$1,398,492	$(14,810)	92	$227,683	$(6,437)	18	$1,626,175	$(21,247)	110

The scheduled maturity distribution of fixed maturity securities as of September 30, 2011 is set forth below. Actual maturities may differ from contractual maturities because issuers of securities may have the right to call or prepay obligations with or without call or prepayment penalties.

(U.S. dollar amounts in thousands)	Amortized cost or cost	Fair value
Due one year or less	$282,039	$283,916
Due after one year through five years	1,503,257	1,549,025
Due after five years through ten years	464,819	486,453
Due after ten years	—	—

Subtotal	2,250,115	2,319,394
Residential mortgage-backed securities	47,098	47,098

Total	$2,297,213	$2,366,492

As of September 30, 2011, $51 million of investments were subject to certain call provisions. Typically, call provisions provide the issuer the ability to redeem a security, prior to its stated maturity, at or above par.

Investment Concentrations

As of September 30, 2011, securities issued by finance and insurance industry groups and foreign state government represented approximately 26% and 24%, respectively, of the corporate fixed maturity securities portfolio held by the Company.

As of September 30, 2011, the Company held $210 million in corporate fixed maturity securities issued by the New South Wales Treasury Corporation, which comprised 10% of total stockholders’ equity. Additionally, the Company held $212 million in corporate fixed maturity securities issued by National Australia Bank Limited, which comprised 10% of total stockholders’ equity. No other single issuer exceeded 10% of total stockholders’ equity.

Genworth Financial Mortgage Insurance Pty Limited

Notes to Condensed Consolidated Financial Statements

Nine Months Ended September 30, 2011 and 2010

(Unaudited)

(4) Fair Value Measurements

Recurring Fair Value Measurements

We have fixed maturity securities which are carried at fair value. Below is a description of the valuation techniques and inputs used to determine fair value by class of instrument.

Fixed maturity securities

The valuations of fixed maturity securities are determined using a market approach, income approach or a combination of the market and income approach depending on the type of instrument and availability of information.

We utilize certain third-party data providers when determining fair value. We consider information obtained from third-party pricing services as well as third-party broker provided prices, or broker quotes, in our determination of fair value. Additionally, we utilize internal models to determine the valuation of securities using an income approach where the inputs are based on third-party provided market inputs. While we consider the valuations provided by third-party pricing services and broker quotes, management determines the fair value of our investment securities after considering all relevant and available information. We also obtain an understanding of the valuation methodologies and procedures used by third-party data providers to ensure sufficient understanding to evaluate the valuation data received and determine the appropriate fair value.

In general, we first obtain valuations from pricing services. If a price is not supplied by a pricing service, we will typically seek a broker quote. For certain private fixed maturity securities where we do not obtain valuations from pricing services, we utilize an internal model to determine fair value since transactions for identical securities are not readily observable and these securities are not typically valued by pricing services. For all securities, excluding certain private fixed maturity securities, if neither a pricing service nor broker quote valuation is available, we determine fair value using internal models.

For pricing services, we obtain an understanding of the pricing methodologies and procedures for each type of instrument. In general, a pricing service does not provide a price for a security if sufficient information is not readily available to determine fair value or if such security is not in the specific sector or class covered by a particular pricing service. Given our understanding of the pricing methodologies and procedures of pricing services, the securities valued by pricing services are typically classified as Level 2 unless we determine the valuation process for a security or group of securities utilizes significant unobservable inputs.

For private fixed maturity securities, we utilize an internal model to determine fair value and utilize public bond spreads by sector, rating and maturity to develop the market rate that would be utilized for a similar public bond. We then add an additional premium to the public bond spread to adjust for the liquidity and other features of our private placements. We utilize the estimated market yield to discount the expected cash flows of the security to determine fair value. We assign each security an internal rating to determine an appropriate public bond spread that should be utilized in the valuation. While we generally consider the public bond spreads by sector and maturity to be observable inputs, we evaluate the similarities of our private placement with the public bonds to determine whether the spreads utilized would be considered observable inputs for the private placement being valued. To determine the significance of unobservable inputs, we calculate the impact on the valuation from the unobservable input and will classify a security as Level 3 when the impact on the valuation exceeds 10%.

For remaining securities priced using internal models, we maximize the use of observable inputs but typically utilize significant unobservable inputs to determine fair value. Accordingly, the valuations are typically classified as Level 3.

Genworth Financial Mortgage Insurance Pty Limited

Notes to Condensed Consolidated Financial Statements

Nine Months Ended September 30, 2011 and 2010

(Unaudited)

The following table summarizes the primary sources considered when determining fair value of each class of fixed maturity securities as of September 30, 2011.

(U.S. dollar amounts in thousands)	Total	Level 1	Level 2	Level 3
Government—non-U.S.:
Pricing services	$352,069	$—	$352,069	$—
Internal models	810	—	—	810

Total government—non-U.S.	352,879	—	352,069	810

Corporate—U.S.:
Pricing services	45,911	—	45,911	—

Total corporate—U.S.	45,911	—	45,911	—

Corporate—non-U.S.:
Pricing services	1,920,604	—	1,920,604	—

Total corporate—non-U.S.	1,920,604	—	1,920,604	—

Residential mortgage-backed securities:
Internal models	47,098	—	—	47,098

Total residential mortgage-backed securities	47,098	—	—	47,098

Total fixed maturity securities	$2,366,492	$—	$2,318,584	$47,908

The following table summarizes the primary sources considered when determining fair value of each class of fixed maturity securities as of December 31, 2010:

(U.S. dollar amounts in thousands)	Total	Level 1	Level 2	Level 3
Government—non-U.S.:
Pricing services	$438,297	$—	$438,297	$—
Internal models	835	—	—	835

Total government—non-U.S.	439,132	—	438,297	835

Corporate—U.S.:
Pricing services	35,842	—	35,842	—

Total corporate – U.S.	35,842	—	35,842	—

Corporate—non-U.S.:
Pricing services	2,314,318	—	2,314,318	—

Total corporate—non-U.S.	2,314,318	—	2,314,318	—

Residential mortgage-backed securities:
Internal models	49,715	—	—	49,715

Total residential mortgage-backed securities	49,715	—	—	49,715

Total fixed maturity securities	$2,839,007	$—	$2,788,457	$50,550

Genworth Financial Mortgage Insurance Pty Limited

Notes to Condensed Consolidated Financial Statements

Nine Months Ended September 30, 2011 and 2010

(Unaudited)

The following tables set forth our assets that are measured at fair value on a recurring basis as of the dates indicated:

	September 30, 2011
(U.S. dollar amounts in thousands)	Total	Level 1	Level 2	Level 3
Assets
Investments:
Fixed maturity securities:
Government—non-U.S.	$352,879	$—	$352,069	$810
Corporate—U.S.	45,911	—	45,911	—
Corporate—non-U.S.	1,920,604	—	1,920,604	—
Residential mortgage-backed securities	47,098	—	—	47,098

Total fixed maturity securities	$2,366,492	$—	$2,318,584	$47,908

	December 31, 2010
(U.S. dollar amounts in thousands)	Total	Level 1	Level 2	Level 3
Assets
Investments:
Fixed maturity securities:
Government—non-U.S.	$439,132	$—	$438,297	$835
Corporate—U.S.	35,842	—	35,842	—
Corporate—non-U.S.	2,314,318	—	2,314,318	—
Residential mortgage-backed securities	49,715	—	—	49,715

Total fixed maturity securities	$2,839,007	$—	$2,788,457	$50,550

The following tables present additional information about assets measured at fair value on a recurring basis and for which we have utilized significant unobservable (Level 3) inputs to determine fair value as of or for the dates indicated:

	Beginning balance as of July 1, 2011	Total realized and unrealized gains (losses)		Purchases	Sales	Issuances	Settlements	Transfer into Level 3	Transfer out of Level 3	Ending balance as of September 30, 2011	Total gains (losses) included in net income attributable to assets still held
(U.S. dollar amounts in thousands)		Included in net income	Included in OCI
Fixed maturity securities:
Government—non-U.S.	$880	$—	$(70)	$—	$—	$—	$—	$—	$—	$810	$—
Residential mortgage-backed securities	51,977	—	(4,879)	—	—	—	—	—	—	47,098	—

Total Level 3 assets	$52,857	$—	$(4,949)	$—	$—	$—	$—	$—	$—	$47,908	$—

(U.S. dollar amounts in thousands)	Beginning balance as of July 1, 2010	Total realized and unrealized gains (losses)		Purchases, sales, issuances and settlements, net	Transfer into Level 3(1)	Transfer out of Level 3	Ending balance as of September 30, 2010	Total gains (losses) included in net income attributable to assets still held
		Included in net income	Included in OCI
Fixed maturity securities:
Government—non-U.S.	$740	$—	$52	$—	$—	$—	$792	$—
Corporate—non-U.S.	—	—	—	—	—	—	—	—
Residential mortgage-backed securities	—	—	—	—	46,960	—	46,960	—

Total Level 3 assets	$740	$—	$52	$—	$46,960	$—	$47,752	$—

(1)	The transfer into Level 3 was primarily related to residential mortgage-backed securities and resulted from a change in the observability of inputs used to determine fair value.

Genworth Financial Mortgage Insurance Pty Limited

Notes to Condensed Consolidated Financial Statements

Nine Months Ended September 30, 2011 and 2010

(Unaudited)

The following tables present additional information about liabilities measured at fair value on a recurring basis and for which we have utilized significant unobservable (Level 3) inputs to determine fair value as of or for the dates indicated:

	Beginning balance as of January 1, 2011	Total realized and unrealized gains (losses)		Purchases	Sales	Issuances	Settlements	Transfer into Level 3	Transfer out of Level 3	Ending balance as of September 30, 2011	Total gains (losses) included in net income attributable to assets still held
(U.S. dollar amounts in thousands)		Included in net income	Included in OCI
Fixed maturity securities:
Government—non-U.S.	$835	$—	$(25)	$—	$—	$—	$—	$—	$—	$810	$—
Residential mortgage-backed securities	49,715	—	(2,617)	—	—	—	—	—	—	47,098	—

Total Level 3 assets	$50,550	$—	$(2,642)	$—	$—	$—	$—	$—	$—	$47,908	$—

(U.S. dollar amounts in thousands)	Beginning balance as of January 1, 2010	Total realized and unrealized gains (losses)		Purchases, sales, issuances and settlements, net	Transfer into Level 3 (1)	Transfer out of Level 3 (2)	Ending balance as of September 30, 2010	Total gains (losses) included in net income attributable to assets still held
		Included in net income	Included in OCI
Fixed maturity securities:
Government—non-U.S.	$778	$—	$14	$—	$—	$—	$792	$—
Corporate—non-U.S.	1,362	—	—	—	—	(1,362)	—	—
Residential mortgage-backed securities	—	—	—	44,516	46,960	(44,516)	46,960	—

Total Level 3 assets	$2,140	$—	$14	$44,516	$46,960	$(45,878)	$47,752	$—

(1)	The transfer into Level 3 was primarily related to residential mortgage-backed securities and resulted from a change in the observability of inputs used to determine fair value.
(2)

The transfer out of Level 3 was primarily related to residential mortgage-backed securities and private fixed corporate—non-U.S. securities and resulted from a change in the observability of inputs used to determine fair value.

Realized and unrealized gains (losses) on Level 3 assets and liabilities are primarily reported in either net investment gains (losses) within the consolidated statements of income or OCI within stockholders’ equity based on the appropriate accounting treatment for the instrument.

Purchases, sales, issuances and settlements represent the activity that occurred during the period that results in a change of the asset or liability but does not represent changes in fair value for the instruments held at the beginning of the period. Such activity consists of purchases and sales of fixed maturity securities.

The amount presented for unrealized gains (losses) for assets still held as of the reporting date primarily represents accretion on certain fixed maturity securities which were recorded in net investment gains (losses).

(6) Securitization Entities

Part of the Company’s product offering includes portfolio credit enhancement policies to Australian regulated lenders that have originated housing loans for securitization in the Australian, European and U.S. markets. Portfolio mortgage insurance serves as an important form of credit enhancement for the Australian securitization market and the Company’s portfolio credit enhancement coverage is generally purchased for low loan-to-value, seasoned loans written by regulated institutions.

Genworth Financial Mortgage Insurance Pty Limited

Notes to Condensed Consolidated Financial Statements

Nine Months Ended September 30, 2011 and 2010

(Unaudited)

As of September 30, 2011 and December 31, 2010, the Company had a maximum exposure to loss from the provision of portfolio credit enhancement to securitization trusts sponsored by third parties of $150 million and $171 million, respectively. The exchange rate for calculating the maximum exposure to loss of translating the Australian dollar into the U.S. dollar as of September 30, 2011 and December 31, 2010 was $0.97 and $1.03, respectively. This exposure was calculated based on the expectation of a 1 in 250 year event. The Company has applied the Australian Prudential Regulation Authority (“APRA”) stress scenario to calculate this exposure. The Company holds sufficient capital resources to meet this obligation were it to occur.

(7) Borrowings

On June 30, 2011, the Company issued AUD$140 million of subordinated floating rate notes due 2021 with an interest rate of three-month Bank Bill Swap reference rate plus a margin of 4.75%. The Company used the proceeds it received from this transaction for general corporate purposes.

(8) Statutory Accounting

Genworth Mortgage prepares financial statements for its regulator, APRA, in accordance with the accounting practices prescribed by the regulator, which is a comprehensive basis of accounting other than U.S. GAAP.

The balance sheet is recorded under Australian accounting standards and a prudential adjustment is made to derive the APRA capital base, being the tax-effected difference between the insurance liabilities under APRA and Australian accounting standards.

The Company’s APRA net income after tax, capital base, minimum capital requirement and solvency ratio were as follows as of and for the year ended December 31:

(U.S. dollar amounts in thousands)	2010
APRA net income after tax	$169,455

APRA capital base	$2,147,652
APRA minimum capital requirement	$1,381,449
APRA solvency ratio	1.55

The above APRA net income after tax, capital base, minimum capital requirement and solvency ratio are the combined amounts of Genworth Financial Mortgage Insurance Pty Limited and its wholly-owned subsidiary, Genworth Financial Mortgage Indemnity Limited.

Under the prudential regulation framework in Australia, mortgage insurers are required to establish a catastrophic risk charge defined as a 1 in 250 year event. APRA specifies a formula to quantify this event. The Company is required to maintain adequate capital to fund this charge, in addition to normal insurance liabilities, by ensuring that its capital base exceeds its minimum capital requirement at all times.

As of September 30, 2011, the APRA solvency ratio was 1.58. During 2011, we amended a reinsurance agreement with our affiliates, Genworth Mortgage Insurance Corporation and Brookfield Life Assurance Company Limited, with an effective date of January 1, 2011 which was approved by the North Carolina Department of Insurance in April 2011.

The Company’s ability to pay dividends to Genworth Financial Mortgage Insurance Holdings Pty Limited is restricted to the extent the payment of dividends exceeds current year income. Any dividend above this level requires prior approval from APRA. In addition, any dividend payment must result in the Company continuing to meet the APRA minimum capital requirement.